TAXES ON INCOME	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 11:-	TAXES ON INCOME

a.	Israeli taxation:

1.	Corporate tax:
Pursuant to Amendment 73 to the Investment Law adopted in 2017, a Company located in the Center of Israel that meets the conditions for “Preferred Technological Enterprises”, is subject to tax rate of 12%. The Company believes it meets those conditions.
Income not eligible for Preferred Enterprise benefits is taxed at a regular rate of 23%.
Reduced income under the Investment Law including the Preferred Enterprise Regime and Preferred Technological Enterprise Regime will be freely distributable as dividends, subject to a 15% or 20% withholding tax (or lower rate for non-Israeli
resident shareholder, under an applicable tax treaty). However, upon the distribution of a dividend from Preferred Income and Technological Preferred Enterprise to an Israeli company, no withholding tax will be remitted.

Pursuant to a temporary tax relief initiated by the Israeli government, a company that elected by November 11, 2013, to pay a reduced corporate tax rate as set forth in the temporary tax relief with respect to undistributed exempt income generated under the Investment Law accumulated by the Company until December 31, 2011 (“Trapped Earnings”) is entitled to distribute a dividend from such income without being required to pay additional corporate tax with respect to such dividend. A company that has so elected must make certain qualified investments in Israel over five-year period. A company that has elected to apply the temporary tax relief cannot withdraw from its election. The Company has elected to apply the temporary tax relief by the respective date and believes it meets those conditions.
In particular, following audits of our 2016 through 2020 corporate tax returns, the Israeli Tax Authority (the “ITA”) issued in January 2023 orders for the years 2016 through 2019 challenging our positions on several issues, including matters such as our position to claim a tax credit made for foreign taxes withheld on income payments that was due to the Company outside of Israel, taxation of interest earned outside of Israel by a wholly-owned Singapore subsidiary which the ITA is seeking to tax in Israel and deductibility of expenses attributed to employee stock options. The ITA orders also contest the Company’s positions on various other issues. The ITA therefore demanded the payment of additional taxes in the aggregate amount of NIS 428 million (approximately $122 million), not including an amount of NIS 418 million (approximately $119 million) related to expenses that will be deductible in future years, with respect of these four tax years (these amounts include interest through December 31, 2022). We believe we have good arguments against these orders and intend to file an appeal. In addition, the ITA has issued tax assessment for the 2020 tax year in which it demanded the payment of additional taxes in the aggregate amount of NIS 74 million (approximately $21 million), not including an amount of NIS 94 million (approximately $27 million) related to expenses that will be deductible in future years, with respect to this year (these amounts include interest through December 31, 2022). There can be no assurance that the ITA will accept the Company’s positions on the matters raised and, if it does not, the ITA may also issue an order with respect to the 2020 tax year.
Company’s tax assessments through 2015 tax year are considered final.

2.	Foreign Exchange Regulations:
Under the Foreign Exchange Regulations, Check Point Ltd. and its Israeli subsidiaries calculate their tax liability in dollar according to certain orders.
The tax liability, as calculated in dollar is translated into New Israeli Shekels according to the exchange rate as of December 31 of each year.

b.	Income taxes of non-Israeli subsidiaries:
Non-Israeli
subsidiaries are taxed according to the tax laws in their respective countries of residence.
The Company does not provide deferred tax liabilities when it intends to reinvest earnings of foreign subsidiaries indefinitely or if distributed, no tax liability will be imposed. Undistributed earnings of foreign subsidiaries that are not distributed amounted to $450.3 and unrecognized deferred tax liability related to such earning amounted to $73.9 as of December 31, 2022.

c.	Deferred tax assets and liabilities:
Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2022 and 2021, the Company’s deferred taxes were in respect of the following:

	December 31,
	2022	2021
Carry forward tax losses	$38.7	$83.7
Employee stock based compensation	34.9	29.2
Deferred revenues	3.5	5.6
Tax credits	29.8	23.9
Unrealized gains on marketable securities, net	29.6	1.2
Accrued employee costs	8.1	10.3
Other	16.3	18.4

Deferred tax assets before valuation allowance	160.9	172.3
Valuation allowance – mainly in respect to carryforward losses	(17.5)	(56.7)

Deferred tax asset	143.4	115.6

Intangible assets	(32.8)	(31.3)
Undistributed earnings of subsidiary	(9.9)	(9.9)
Other	(6.5)	(8.1)

Deferred tax liability	(49.2)	(49.3)

Deferred tax asset, net	$94.2	$66.3

*) As of December 31, 2022 and 2021 unrecognized tax benefit in the amounts of $16.6 and $14.6 was presented net from deferred tax asset.
Through December 31, 2022, the U.S. subsidiaries had a U.S. federal loss carry-forward of approximately $126.7 expiring gradually beginning 2023 mainly resulting from tax benefits related to employees’ stock option exercises that can be carried forward and offset against taxable income. Through December 31, 2022, the U.S. subsidiaries had a U.S. state net loss carry forward of approximately $80.3, expiring gradually beginning 2023 and is subject to limitation on their utilization.

Through December 31, 2022, the U.S. subsidiaries had federal and states research and development tax credits of approximately $25.6, which expire between fiscal years 2023 and fiscal 2042 and are subject to limitations on their utilization.

d.	Income before taxes on income is comprised as follows:

	Year ended December 31,
	2022	2021	2020

Domestic	$897.4	$917.9	$896.8
Foreign	30.9	31.7	74.0

	$928.3	$949.6	$970.8

e.	Taxes on income are comprised of the following:

	Year ended December 31,
	2022	2021	2020

Domestic taxes:
Current	$117.7	$130.9	$112.0
Deferred	(1.3)	(1.1)	0.8

	116.4	129.8	112.8

Foreign taxes:
Current	12.7	7.1	1.7
Deferred	2.3	(2.9)	9.7

	15.0	4.2	11.4

Taxes on income	$131.4	$134.0	$124.2

f.
The Company operates its business in various countries, and accordingly attempts to utilize an efficient operating model to structure its tax payments based on the laws in the countries in which the Company operates. This can cause disputes between the Company and various tax authorities in different parts of the world.

A reconciliation of the beginning and ending amount of unrecognized tax benefits related to uncertain tax positions is as follows:

	December 31,
	2022		2021

Beginning balance		$469.5		$442.8
Increases (decreases) related to tax positions taken during prior years		(85.4)		47.2
Decreases related to statute of limitations		-		(77.2)
Increases related to tax positions taken during the current year		52.2		56.7

Ending balance	$	*)436.3	$	*)469.5

*) As of December 31, 2022 and 2021 unrecognized tax benefit in the amounts of $16.6 and $14.6 was presented net from deferred tax asset.
Substantially all the balance of unrecognized tax benefits, if recognized, would reduce the Company’s annual effective tax rate.
The Company adjusts the unrecognized tax benefit liability and income tax expense in the period in which the uncertain tax position is effectively settled, the statute of limitations expires or when new information is available. There is a reasonable possibility that a portion of the unrecognized tax benefit liability will be adjusted within 12 months due to statute of limitations. An estimate of the range of the statute of limitations amount cannot be made since the relevant years are subject to the ITA orders (refer also to footnote 10b).
During the years ended December 31, 2022, 2021 and 2020, the Company recorded $15.9, $9.7 and $(0.6), respectively for interest expense (income) related to uncertain tax positions. As of December 31, 2022 and 2021, the Company had accrued interest liability related to uncertain tax positions in the amounts of $60.0 and $44.1, respectively, which is included within income tax accrual on the balance sheets. The Company did not accrue penalties during the years ended December 31, 2022, 2021 and 2020.
The Company files federal and state income tax returns in the U.S. All of the U.S subsidiaries’ tax years are subject to examination by the U.S. federal and most U.S. state tax authorities due to their carry-forward tax losses and overall credit carry-forward position, except for Check Point Software Technologies Inc. that the assessment statue period for tax years throughout 2017 have expired.
The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made. The Company believes it had adequately provided for all of its uncertain tax positions, including those items currently under dispute.

g.	Reconciliation of the theoretical tax expenses:
Reconciliation between the theoretical tax expenses, assuming all income is taxed at the statutory rate in Israel and the actual income tax as reported in the statements of income is as follows:

	Year ended December 31,
	2022	2021	2020

Income before taxes as reported in the statements of income	$928.3	$949.6	$970.8

Statutory tax rate in Israel	23%	23%	23%

Decrease in taxes resulting from:
Effect of “Preferred Enterprise” status *)	(13%)	(11%)	(11%)
Others, net	4%	2%	1%

Effective tax rate	14%	14%	13%

*) Basic earnings per share amounts of the benefit resulting from the “Technological preferred or Preferred Enterprise” status	$0.95	$0.80	$0.73

*) Diluted earnings per share amounts of the benefit resulting from the “Technological preferred or Preferred Enterprise” status	$0.94	$0.80	$0.72